Exhibit 25(b)

                    REGISTRATION STATEMENT NO. 33-64275

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM T-1

       STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

         CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                       PURSUANT TO SECTION 305(b)(2)_____

                                  CRESTAR BANK
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

             VIRGINIA                                 54-1109779
      (STATE OF INCORPORATION,                     (I.R.S. EMPLOYER
       IF NOT A NATIONAL BANK)                    IDENTIFICATION NO.)

        919 EAST MAIN STREET
        RICHMOND, VIRGINIA                              23219
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)               (ZIP CODE)

                               JOHN C. CLARK, III
            919 E. MAIN STREET, 18TH FLOOR, RICHMOND, VIRGINIA 23219
                                 (804)782-7455
              (NAME, ADDRESS AND TELEPHONE FOR AGENT FOR SERVICE)

                       UNITED DOMINION REALTY TRUST, INC.
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

              VIRGINIA                                54-0857512
    (STATE OR OTHER JURISDICTION OF                (I.R.S. EMPLOYER
    INCORPORATION, OR ORGANIZATION)               IDENTIFICATION NO.)

     10 SOUTH 6TH STREET, SUITE 203
          RICHMOND, VIRGINIA                          23219-3802
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)              (ZIP CODE)

                          SUBORDINATED DEBT SECURITIES
                      (TITLE OF THE INDENTURE SECURITIES)

Item 1.   General Information

                Furnish the following information as to the trustee:

                (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                  Bureau of Financial Institutions,
                  State Corporation Commission of Virginia
                  Richmond, Virginia

                  The Board of Governors of the Federal Reserve System, Washington, D.C.

                  The Federal Reserve Bank,
                  Richmond, Virginia

                  Federal Deposit Insurance Corporation,
                  Washington, D.C.

                (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST
                POWERS.

                  The trustee is authorized to exercise corporate trust powers

Item 2.   Affiliations with Obligor.

                If the obligor is an affiliate of the trustee, describe such affiliation.

                  Obligor is not an affiliate of the trustee.

Item 16.  List of Exhibits.

                List below all exhibits filed as a part of this Statement of Eligibility.

                *Exhibit 1 -    A copy of the articles of incorporation of the
                                trustee as now in effect. (Incorporated by reference from Exhibit 1 filed with T-1
                                Statement, Registration Statement No. 33-3984.)

                *Exhibit 2 -    A copy of the certificate of authority of the
                                trustee to commence business. (Incorporated by reference from Exhibit 1 filed with T-1
                                Statement, Registration Statement No. 33-3984.)

                *Exhibit 3 -    A copy of the certificate of the authority of
                                the trustee to exercise corporate trust powers.
                                (Incorporated by reference from Exhibit 1 filed with T-1 Statement, Registration Statement No.
                                33-3984.)

                *Exhibit 4 -    A copy of the existing by-laws of the trustee.
                                (Incorporated by reference from Exhibit 1 filed with T-1 Statement, Registration Statement No.
                                33-3984.)

                Exhibit 5 -     Not applicable.

                Exhibit 6 -     The consent of the trustee required by Section
                                321(b) of the Act.

               *Exhibit 7 -     A copy of the latest report of the condition of
                                the trustee published pursuant to law or the requirements of its supervising or examining authority. (Incorporated by reference from
                                Exhibit 7 filed with T-1 Statement, Registration
                                Statement No. 333-01695.)

                Exhibit 8 -     Not Applicable.

                Exhibit 9 -     Not Applicable.

                * The Exhibits thus designated are incorporated herein by reference. Following the description of such Exhibits is a reference to the copy of the Exhibits heretofore filed with the Securities and Exchange Commission, to which there have been no amendments or changes.

                                   SIGNATURE

    Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, Crestar Bank, a corporation organized and existing under the laws of the Commonwealth of Virginia, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Richmond, and the Commonwealth of Virginia, on the fifteenth day of April, 1996.

                                           Crestar Bank


                                           By: /s/ L.B. BEDELL
                                           (L.B. Bedell, Vice President)

                                                                EXHIBIT 6

                               CONSENT OF TRUSTEE

    Pursuant to the requirements of Section 321(b) of the Trust Indenture of 1939 in connection with the execution of an Indenture among United Dominion Realty Trust, Inc. and Crestar Bank, as Trustee, we hereby consent that reports of examinations by federal, state, territorial, or district authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                                           Crestar Bank


                                           By: /s/ L.B. BEDELL
                                           (L.B. Bedell, Vice President)

Dated: April 15, 1996